Trade Receivables and Other Current Assets - Disclosure of Other Current Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Other Current Assets [abstract]
VAT receivables	$ 1,543	$ 1,605
Prepaid expenses and other prepayments	8,304	6,615
Tax and social receivables	873	285
Deferred expenses and other current assets	2,993	363
Total	$ 13,713	$ 8,870